SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


   Delaware                          027455                      58-2422929
   --------                          ------                      ----------
(State or other               (Commission File No.)         (I.R.S. Employer ID
Jurisdiction of                                              dentification No.)
Incorporation)

            233 Peachtree Street, N.E.                  30303
            Harris Tower, Suite 1700,                (Zip Code)
                 Atlanta, Georgia
     (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 7.           Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit No.            Description

       99.1                   Press Release of AirGate PCS, Inc. July 1, 2003




Item 9.           Regulation FD Disclosure

On July 1, 2003 AirGate PCS, Inc. a Delaware corporation (the "Company") issued a press release announcing that Robert A. Ferchat has been named chairman of the Company's board of directors. Mr. Ferchat replaces Barry J. Schiffman, who resigned from his position on the board. A copy of the press release referenced above is attached hereto as Exhibit 99.1.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AIRGATE PCS, INC.


Date: July 2, 2003
                                         By:  /s/ William H. Seippel
                                            ----------------------------------
                                                  William H. Seippel
                                                  Chief Financial Officer